           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights"  and  "Independent  Auditors"  and to the use of our report  dated
June  4,  2004  included  in  this  Registration  Statement  (Form  N-1A  Nos.
333-101878 and 811-21268) of Oppenheimer Total Return Bond Fund.

/s/ ERNST and YOUNG LLP

ERNST and YOUNG LLP

New York, New York
June 22, 2004